COMMON SHARES

NUMBER

Autoscope Technologies Corporation

COMMON SHARES

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

See reverse side for certain definitions

CUSIP 053306 10 6

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.01 EACH OF THE COMMON STOCK OF

Autoscope Technologies Corporation

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent-Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers.

Dated:

Frank G Hallowell

CHIEF FINANCIAL OFFICER

AUTOSCOPE TECHNOLOGIES CORPORATION SEAL MINNESOTA

PRESIDENT & CEO

COUNTERSIGNED AND REGISTERED:
Continental Stock Transfer & Trust Co.
TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED SIGNATURE

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN AN AGREEMENT DATED AS OF JULY 21, 2021 AMONG AUTOSCOPE TECHNOLOGIES CORPORATION (THE "COMPANY"); AND CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AS RIGHTS AGENT; AND, AS TO ONLY SECTION 37, IMAGE SENSING SYSTEMS INC., AS THE SAME MAY BE AMENDED FROM TIME TO TIME (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS (AS DEFINED IN THE RIGHTS AGREEMENT) MAY BE REDEEMED, MAY BECOME EXERCISABLE FOR SECURITIES OR ASSETS OF THE COMPANY OR SECURITIES OF ANOTHER ENTITY, MAY BE EXCHANGED FOR SHARES OF COMMON STOCK OR OTHER SECURITIES OR ASSETS OF THE COMPANY, MAY EXPIRE OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND MAY NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS THAT ARE OWNED BY, TRANSFERRED TO OR HAVE BEEN OWNED BY AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) OR ANY OF ITS AFFILIATES (AS DEFINED IN THE RIGHTS AGREEMENT) OR ASSOCIATES (AS DEFINED IN THE RIGHTS AGREEMENT) WILL BE NULL AND VOID AND WILL NO LONGER BE TRANSFERRABLE.

THE COMPANY IS AUTHORIZED TO ISSUE SHARES OF ONE OR MORE CLASS OR SERIES, AND THE COMPANY WILL FURNISH TO ANY SHAREHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT ______ Custodian ______
(Cust) (Minor)
under Uniform Transfers to Minors Act ______
______
(State)

UNIF TRF MIN ACT ______ Custodian (until age ______)
(Cust)
______ under Uniform Transfers to Minors Act
______
(State)

Additional abbreviations may also be used though not in the above list.

For value received ________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

____

____

______________________________ *Shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________ *Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.*

Dated ________ ______________________________

____

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED